SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 22, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 28, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2001-HI2)


                        Residential Funding Mortgage Securities II, Inc.
--------------------------------------------------------------------------------
                    (Exact name of registrant as specified in its charter)

DELAWARE                            333-36244             41-1808858
---------------                     ---------             ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                            55437
 ----------------------                            -------
 (Address of Principal                                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000

Item 5. Other Events.

               The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 19, 2001; Commission File Number 1-10777) is hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                             Item 601(a) of
                             Regulation S-K
Exhibit No.                  Exhibit No.         Description

1                            23                  Consent of KPMG LLP,
                                                 independent auditors of
                                                 Ambac Assurance Corporation
                                                 and subsidiaries with respect
                                                 to the Residential Funding
                                                 Mortgage Securities II, Inc.
                                                 Home Loan-Backed Notes,
                                                 Series 2001-HI2

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           RESIDENTIAL FUNDING MORTGAGE
                           SECURITIES II, INC.


                           By:    /s/ Lisa Lundsten
                           Name:   Lisa Lundsten
                           Title:  Vice President


Dated: March 22, 2001

                                  EXHIBIT INDEX


               Item 601(a) of               Sequentially
Exhibit        Regulation S-K               Numbered
Number         Exhibit No.                  Description              Page

1                     23                  Accountant's Consent          5

                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-36244) of Residential Funding Mortgage Securities II, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated March 22, 2001, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Form 8-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 19, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                    /s/ KPMG LLP

New York, New York
March 22, 2001